                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-43860, 33-46317, 33-87108, 33-60029,
33-64992, 33-63169 and 333-00785.

                                          ARTHUR ANDERSEN LLP

March 27, 1996